UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 14, 2013

WESTERN REFINING, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32721 (Commission File Number)	20-3472415 (IRS Employer Identification Number)

123 West Mills Avenue, Suite 200 El Paso, Texas 79901 (Address of principal executive offices)

(915) 534-1400 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 14, 2013, Western Refining, Inc. (the “Company”) issued a press release announcing that it and certain of its subsidiaries filed a registration statement on Form S-4 with the Securities and Exchange Commission to exchange new 6.25% Senior Notes due 2021 registered under the Securities Act of 1933 for a like principal amount of existing 6.25% Senior Notes due 2021, pursuant to the terms of the registration rights agreement entered into when the existing 6.25% Senior Notes due 2021 were sold on March 25, 2013.  This press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01     Financial Statements and Other Exhibits.

(d)         Exhibits

Exhibit No.	Description

99.1	Press Release dated June 14, 2013, titled “Western Refining Announces Filing of Registration Statement to Exchange Existing 6.25% Senior Notes due 2021”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN REFINING, INC. By: /s/ Gary R. Dalke Name: Gary R. Dalke Title: Chief Financial Officer

Dated: June 14, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 14, 2013, titled “Western Refining Announces Filing of Registration Statement to Exchange Existing 6.25% Senior Notes due 2021”